Exhibit 10.5

EXECUTION VERSION

THIRD JOINDER AND SUPPLEMENT

to

INTERCREDITOR AGREEMENT

Reference is made to (i) that certain Intercreditor Agreement, dated as of January 29, 2010 (as supplemented on March 14, 2012 and on January 31, 2013, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “1-1/2 Lien Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as Intercreditor Agent, as collateral agent under the Credit Agreement (the “Former Intercreditor Agent”), Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Trustee and as Collateral Agent (the “1-1/2 Lien Trustee”) (as Second-Priority Agent under the 1-1/2 Lien Intercreditor Agreement for the holders of the Notes), Wilmington Trust, National Association, as trustee (the “First Lien Trustee”) pursuant to that certain Indenture, dated as of March 14, 2012, among Hexion U.S. Finance Corp., as issuer, the guarantors named therein and the First Lien Trustee (as supplemented on January 31, 2013 and on the date hereof, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “First Lien Indenture”) (as Senior-Priority Agent under the 1-1/2 Lien Intercreditor Agreement for the holders of the First Lien Notes (as defined in the ABL Credit Agreement)), Momentive Specialty Chemicals Holdings LLC (“MSCH”), Momentive Specialty Chemicals Inc. (the “Company”) and each subsidiary of the Company party thereto, and (ii) the 1-1/2 Lien Notes Indenture. Capitalized terms used but not defined herein shall have the meanings assigned in the 1-1/2 Lien Intercreditor Agreement.

This Third Joinder and Supplement to the 1-1/2 Lien Intercreditor Agreement (this “Agreement”), dated as of March 28, 2013 (the “Effective Date”), by and among (i) JPMorgan Chase Bank, N.A., as administrative and collateral agent (the “ABL Credit Agreement Agent”) under that certain Asset-Based Revolving Credit Agreement, dated as of the date hereof, among MSCH, the Company, the subsidiaries of the Company party thereto, the lenders party thereto, the ABL Credit Agreement Agent and the other parties named therein (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), (ii) the First Lien Trustee (as Senior-Priority Agent under the 1-1/2 Lien Intercreditor Agreement for the holders of the First Lien Notes), (iii) the Former Intercreditor Agent, (iv) the new Intercreditor Agent (as referred to below) (v) the 1-1/2 Lien Trustee (as Second-Priority Agent under the 1-1/2 Lien Intercreditor Agreement for the holders of the Notes), (vi) MSCH, (vii) the Company and (viii) each Subsidiary of the Company listed on Schedule I hereto, has been entered into (A) to record the accession of the ABL Credit Agreement Agent as (x) an additional Senior-Priority Agent under the 1-1/2 Lien Intercreditor Agreement on behalf of the secured parties under the ABL Credit Agreement (the “ABL Secured Parties”) and (y) the new Intercreditor Agent, as successor-in-interest to the Former Intercreditor Agent, (B) with respect to the Liens securing certain Obligations as set forth below, to confirm and evidence that such Liens shall, for purposes of the 1-1/2 Lien Intercreditor Agreement, be equal and ratable with all Liens on the Common Collateral securing any other Senior Lender Claims and (C) for certain related purposes.

The parties to this Agreement hereby agree as follows:

A. The ABL Credit Agreement Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of the 1-1/2 Lien Intercreditor Agreement as Senior-Priority Agent for the ABL Secured Parties as if it had originally been party to the 1-1/2 Lien Intercreditor Agreement as Senior-Priority Agent for the ABL Secured Parties.

B. The ABL Credit Agreement has been designated by the Company as being included in the definition of “Credit Agreement” set forth in the 1-1/2 Lien Notes Indenture. The ABL Credit Agreement, the Security Documents (as defined in the ABL Credit Agreement) (the “Security Documents”) and any related document or instrument executed and delivered pursuant to any of the foregoing shall constitute “Senior Credit Documents” as defined in the 1-1/2 Lien Notes Indenture.

C. The Liens securing the Obligations (as defined in the ABL Credit Agreement) of the Company and the domestic subsidiaries of the Company (the “ABL Obligations”) under the ABL Credit Agreement and any other document or agreement entered into pursuant thereto granted pursuant to the Security Documents have been designated by the Company as having been incurred pursuant to clause (8)(B) of the definition of “Permitted Liens” set forth in the 1-1/2 Lien Notes Indenture. The ABL Obligations under the ABL Credit Agreement and any other document or agreement entered into pursuant thereto constitute First-Lien Indebtedness (which First-Lien Indebtedness, for the avoidance of doubt, also constitutes Future First-Lien Indebtedness) and Senior Lender Claims.

D. The Liens on the Common Collateral securing such Senior Lender Claims shall have priority over and be senior in all respects to all Liens on the Common Collateral securing any Second-Priority Claims on the terms set forth in the 1-1/2 Lien Intercreditor Agreement and, subject to the terms of any other applicable intercreditor agreement (including the ABL Intercreditor Agreement, dated as of the date hereof (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “ABL Intercreditor Agreement”), and that certain Intercreditor Agreement, dated as of March 14, 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “First Lien Intercreditor Agreement”)), then in effect, shall be equal and ratable with all Liens on the Common Collateral securing any other Senior Lender Claims.

E. The ABL Credit Agreement Agent is hereby designated the new “Intercreditor Agent” under the 1-1/2 Lien Intercreditor Agreement until such time as another agent is designated pursuant to the terms thereof, and the parties hereto accept and agree to such designation.

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F. So long as the Discharge of Senior Lender Claims has not occurred and subject to the terms of any other applicable intercreditor agreement (including the ABL Intercreditor Agreement and the First Lien Intercreditor Agreement) then in effect, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, the Common Collateral upon the exercise of remedies shall be applied by the new Intercreditor Agent ratably to the Senior Lender Claims and, with respect to each class of Senior Lender Claims, in such order as is specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred.

G. The ABL Credit Agreement Agent confirms that its address for notices pursuant to the 1-1/2 Lien Intercreditor Agreement is as follows:

JPMorgan Chase Bank, N.A.

500 Stanton Christiana Rd, 3/Ops2

Newark, DE 19713

Telephone: (302) 634-1405

Facsimile: (302) 634-1417

E-mail: Evan.Zacharias@JPMorgan.com

Attention: Evan Zacharias

H. Each party to this Agreement confirms the acceptance of (i) the ABL Credit Agreement Agent, acting for the benefit of the ABL Secured Parties, as a Senior-Priority Agent for purposes of the 1-1/2 Lien Intercreditor Agreement and (ii) the ABL Credit Agreement Agent as the new Intercreditor Agent for purposes of the 1-1/2 Lien Intercreditor Agreement.

I. Except as expressly provided herein, in the 1-1/2 Lien Intercreditor Agreement or in any Senior Lender Documents, the ABL Credit Agreement Agent is acting in the capacity of Senior-Priority Agent solely with respect to the Senior Lender Claims owed to the ABL Credit Agreement Agent and the ABL Secured Parties. For the avoidance of doubt, the provisions of Article VIII of the ABL Credit Agreement applicable to the ABL Credit Agreement Agent thereunder shall also apply to the ABL Credit Agreement Agent acting under or in connection with the 1-1/2 Lien Intercreditor Agreement.

J. This Agreement and any claim, controversy or dispute arising under or related to such Agreement shall be construed in accordance with and governed by the laws of the State of New York.

K. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

JPMORGAN CHASE BANK, N.A.,
as Senior-Priority Agent for the ABL Secured Parties and as new Intercreditor Agent

By:	/s/ Peter S. Predun
	Name:	Peter S. Predun
	Title:	Executive Director

WILMINGTON TRUST, NATIONAL ASSOCIATION, as First Lien Trustee, as Senior-Priority Agent for holders of the First Lien Notes

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as former Intercreditor Agent

By:	/s/ Peter S. Predun
	Name:	Peter S. Predun
	Title:	Executive Director

WILMINGTON TRUST, NATIONAL ASSOCIATION (as successor by merger to Wilmington Trust FSB), as 1-1/2 Lien Trustee, as Second-Priority Agent for holders of the Notes

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

[Signature Page to Third Joinder and Supplement to 1-1/2 Lien Intercreditor Agreement]

MOMENTIVE SPECIALTY CHEMICALS HOLDINGS LLC

By:	/s/ Ellen G. Berndt
	Name:	Ellen G. Berndt
	Title:	Vice President and Secretary

MOMENTIVE SPECIALTY CHEMICALS INC.

By:	/s/ Ellen G. Berndt
	Name:	Ellen G. Berndt
	Title:	Vice President and Secretary

BORDEN CHEMICAL FOUNDRY, LLC

By:	/s/ Ellen G. Berndt
	Name:	Ellen G. Berndt
	Title:	Vice President and Secretary

MOMENTIVE SPECIALTY CHEMICALS INVESTMENTS INC.

By:	/s/ Ellen G. Berndt
	Name:	Ellen G. Berndt
	Title:	Vice President and Secretary

MOMENTIVE INTERNATIONAL INC.

By:	/s/ Ellen G. Berndt
	Name:	Ellen G. Berndt
	Title:	Vice President and Secretary

[Signature Page to Third Joinder and Supplement to 1-1/2 Lien Intercreditor Agreement]

MOMENTIVE CI HOLDING COMPANY (CHINA) LLC

By:	/s/ Ellen G. Berndt
	Name:	Ellen G. Berndt
	Title:	Vice President and Secretary

HEXION U.S. FINANCE CORP.

By:	/s/ Ellen G. Berndt
	Name:	Ellen G. Berndt
	Title:	Vice President and Secretary

HSC CAPITAL CORPORATION

By:	/s/ Ellen G. Berndt
	Name:	Ellen G. Berndt
	Title:	Vice President and Secretary

LAWTER INTERNATIONAL INC.

By:	/s/ Ellen G. Berndt
	Name:	Ellen G. Berndt
	Title:	Vice President and Secretary

OILFIELD TECHNOLOGY GROUP, INC.

By:	/s/ Ellen G. Berndt
	Name:	Ellen G. Berndt
	Title:	Vice President and Secretary

NL COOP HOLDINGS LLC

By:	/s/ Ellen G. Berndt
	Name:	Ellen G. Berndt
	Title:	Vice President and Secretary

[Signature Page to Third Joinder and Supplement to 1-1/2 Lien Intercreditor Agreement]

SCHEDULE I

Subsidiary Parties

Borden Chemical Foundry, LLC

Momentive Specialty Chemicals Investments Inc.

Momentive International Inc.

Momentive CI Holding Company (China) LLC

Hexion U.S. Finance Corp.

HSC Capital Corporation

Lawter International Inc.

Oilfield Technology Group, Inc.

NL COOP Holdings LLC